Exhibit 10.1




                                  AGREEMENT TO EXTEND
                             EXECUTIVE EMPLOYMENT AGREEMENT

       THE UNDERSIGNED HEREBY AGREE to extend the Executive Employment Agreement, dated February 18, 1991, between them (as later restated and amended, the "Agreement"), until the later of April 30, 2000 or one year after the occurrence of a Change in Control of the Company (as defined in the Agreement), in the event a Change in Control of the Company shall have occurred on or prior to April 30, 2000.

       IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 7th day of January, 1998.

                                            TBC CORPORATION



                                            By /s/MARVIN E. BRUCE
                                               Marvin E. Bruce,
                                               Chairman of the Board



                                           /s/LOUIS S. DiPASQUA
                                           LOUIS S. DiPASQUA (the Executive)


























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